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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   April 3, 2002

                                CVEO Corporation
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                 (Exact name of registrant specified in Charter)


          Delaware                     1-13430                  04-1419731
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)



       One High Street, North Andover, MA                         01845
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    (Address of principal executive offices)                    Zip Code


Registrant's telephone, including area code:       978.983.3375
                                                 -------------------------------

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         (Former name and former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

     Pursuant to Bankruptcy Rule 2015, on April 3, 2002 CVEO Corporation (the "Company"), formerly named Converse Inc., filed its monthly operating report covering the period ending February 28, 2002 with the United States Bankruptcy Court for the District of Delaware (the "Court").

     Attached as Exhibit 99.1 to this Form 8-K is the following financial information included in such monthly operating report:

     .     Consolidated Balance Sheet as of February 28, 2002.
     . Consolidated Income Statement for the month of February 2002 and the 14 months ended February 28, 2002.
     . Schedule of Cash Receipts and Disbursements February 1, 2002 to February 28, 2002.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits
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     99.1  Financial Information

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in North Andover, Massachusetts on April 10, 2002.

                                             CVEO CORPORATION


                                             By: /s/ James E. Lawlor
                                                 -------------------------------
                                                 James E. Lawlor
                                                 Senior Vice President and
                                                 Chief Financial Officer

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                                INDEX TO EXHIBITS


Exhibit                                                                  Page
-------                                                                  ----
99.1     Financial Information                                            4

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